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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On December 15, 2005, the Executive Compensation Committee of Cathay General Bancorp's (the "Bancorp") Board of Directors approved the payment of the following cash bonuses to the executive officers indicated below.

Officer	Title	Bonus

Anthony M. Tang	Executive Vice President of Bancorp and Senior Executive Vice President and Chief Lending Officer of Cathay Bank	$261,250

Heng W. Chen	Executive Vice President and Chief Financial Officer of Bancorp and Cathay Bank	$232,050

Irwin Wong	Executive Vice President for Branch Administration of Cathay Bank	$197,500

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2005
                                                                                  CATHAY GENERAL BANCORP

                                                                                  By: /s/ HENG W. CHEN
                                                                                        Heng W. Chen
                                                                                        Executive Vice President and

                                                                                        Chief Financial Officer